UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported) March 4, 2005 (February 28, 2005)
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                                  GenTek Inc.
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                  001-14789                 02-0505547
      ---------------       ------------------------     ------------------
      (State or other       (Commission File Number)       (IRS Employer
      jurisdiction of                                    Identification No.)
      incorporation)


        90 East Halsey Road, Parsippany, NJ                       07054
      ---------------------------------------            ----------------------
      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (973) 515-3221
                                                     --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On February 28, 2005, GenTek Inc. (the "Company") entered into the First Lien Credit and Guaranty Agreement (the "First Lien Agreement"), among the Company, GenTek Holding, LLC, as borrower (the "Borrower"), the other guarantors party thereto, the lenders party thereto from time to time, Goldman Sachs Credit Partners L.P., as joint lead arranger, sole bookrunner, and as syndication agent, Banc of America Securities LLC, as joint lead arranger, General Electric Capital Corporation, as co-administrative agent, and Bank of America, N.A., as co-administrative agent and collateral agent. The Borrower is a wholly-owned direct subsidiary of the Company and was previously named GenTek Holding Corporation. The Company and most of its domestic subsidiaries are guarantors under the First Lien Agreement.

         The First Lien Agreement provides for a $60 million five-year revolving loan facility and a six-year $235 million term loan. The term loan is subject to amortization of $2.35 million per annum for five years, with the remainder payable over the sixth year. Up to $40 million of the revolver is available for issuance of letters of credit. Revolving loans became available for general corporate purposes on February 28, 2005. Term loans are available, subject to the satisfaction of customary borrowing conditions, under a single draw on or before March 28, 2005. Loans may be used to (i) fund employee pension liability in an aggregate amount not less than $35,000,000 with the proceeds of the term loans; (ii) repay or retire existing indebtedness; (iii) make payments or dividends with respect to the special dividend (described below); (iv) be applied to general corporate purposes and (iv) pay transaction costs. The loan facilities are secured by a first lien on substantially all of the personal property of the Borrower, the Company and the other guarantors (collectively the "Loan Parties") and certain real property of the Loan Parties.

         On February 28, 2005, the Company also entered into the Second Lien Credit and Guaranty Agreement (the "Second Lien Agreement") among, the Company, the Borrower, the other guarantors party thereto, the lenders party thereto from time to time, Goldman Sachs Credit Partners L.P., as joint lead arranger, sole bookrunner, syndication agent, administrative agent and as collateral agent, Banc of America Securities LLC, as joint lead arranger and Bank of America, N.A. as documentation agent. The Company and most of its domestic subsidiaries are guarantors under the Second Lien Agreement.

         The Second Lien Agreement provides for a seven-year $135 million term loan to be made, subject to the satisfaction of customary borrowing conditions, under a single draw on or before March 28, 2005. Loans may be used to (i) fund employee pension liability in an aggregate amount not less than $35,000,000 with the proceeds of the term loans; (ii) repay or retire existing indebtedness; (iii) make payments or dividends with respect to the special dividend (described below); (iv) be applied to general corporate purposes and
(iv) pay transaction costs. There is no amortization during the term of the loan. The loan facilities are secured by a second lien on substantially all of the personal property of the Loan Parties and certain real property of the Loan Parties.

         All loans under the First Lien Agreement and Second Lien Agreement may be accelerated upon customary events of default.

ITEM 1.02         TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

         On February 28, 2004, the Company's then-existing Credit Agreement, dated as of November 10, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), made by and among the financial institutions party thereto, Bank of America, N.A., as agent for the Lenders, Banc of America Securities LLC, as sole book runner and lead arranger, Fleet Capital Corporation, as syndication agent, The CIT Group/Business Credit, Inc., Wells Fargo Foothill, LLC and Congress Financial Corporation, as co-documentation agents, the Company, as guarantor, each of the wholly-owned domestic subsidiaries of the Company party to the Credit Agreement as borrowers, Noma Company, a Nova Scotia unlimited liability company, also as a borrower, and the Company's subsidiary guarantors, was terminated. The Credit Agreement provided for a $125 million asset-based revolving credit facility.

         In connection with the new financing under the First Lien Agreement and Second Lien Agreement, loan amounts due under the Credit Agreement were repaid in full, satisfying substantially all the Company's obligations therein, and the Credit Agreement was terminated.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information under Item 1.01 above is incorporated in this Item
2.03 by reference.

ITEM 7.01         REGULATION FD DISCLOSURE

         On February 28, 2005, the Company issued a press release announcing that its board of directors has declared a one-time special dividend of $31.00 per common share. The special dividend is payable on March 16, 2005 to holders of record on March 10, 2005. In addition, the Company announced that it has successfully closed on a secured financing consisting of $370 million of term loans and a $60 million revolving credit facility. The payment of the special dividend is conditioned upon the receipt of the required funds under the financing. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press release, dated February 28, 2005, of GenTek Inc.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENTEK INC.
                                        (Registrant)


Date:  March 4, 2005               By:  /s/ Matthew M. Walsh
                                        ------------------------------
                                        Name:  Matthew M. Walsh
                                        Title: Vice President and
                                               Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.           Document
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    99.1              Press release, dated February 28, 2005, of GenTek Inc.